Exhibit 10.17(b)


      Schedule of Warrants (refinancings after October 31, 2005) Issued by NCT Group, Inc. to Carole Salkind and outstanding as of December 13, 2005


                    Expiration                                       Shares
    Grant Date         Date           Exercise Price                Granted
    ----------         ----           --------------                -------
     12/07/05        12/07/10        Greater of: (i) $0.0052;      16,000,000
                                     or (ii) the par value of
                                     NCT Group, Inc.
                                     common stock on the
                                     date of conversion